UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2021

Enviva Partners, LP

(Exact name of Registrant as specified in its charter)

Delaware	001-37363	46-4097730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7272 Wisconsin Ave., Suite 1800 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 657-5660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered

Common Units	EVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 17, 2021, Enviva Partners, LP (“Enviva”) held a virtual special meeting of its unitholders (the “Special Meeting”). At the Special Meeting, Enviva’s unitholders voted on and approved matters relating to the proposed conversion of Enviva (the “Conversion”) from a Delaware limited partnership to a Delaware c-corporation named “Enviva Inc.” (the “Corporation”), which included proposals to approve (i) a Plan of Conversion that provides for and sets forth matters related to the Conversion (the “Plan of Conversion Proposal”) and (ii) if necessary, the adjournment of the Special Meeting to a later date or dates to solicit additional proxies in the event there are insufficient votes in favor of the Plan of Conversion Proposal (the “Adjournment Proposal”).

Prior to the Special Meeting, Enviva delivered a definitive proxy statement (the “Proxy Statement”) to its unitholders describing and providing information relating to the Special Meeting, the Conversion, the Plan of Conversion Proposal and the Adjournment Proposal. The Proxy Statement was filed by Enviva with the U.S. Securities and Exchange Commission on November 22, 2021.

As disclosed in the Proxy Statement, as of the close of business on November 19, 2021, the record date for the Special Meeting, there were 61,022,931 common units representing limited partner interests in Enviva (“common units”) outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 50,496,248 common units were represented in person or by proxy, which constituted a quorum to conduct business at the Special Meeting. The following summarizes the final voting results for the Special Meeting proposals, each of which is more fully described in the Proxy Statement:

1.        Plan of Conversion Proposal. Enviva’s unitholders approved the Plan of Conversion Proposal, which constituted approval of the Conversion. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED
50,372,392	78,541	45,315

2.        Adjournment Proposal. Because Enviva’s unitholders approved the Plan of Conversion Proposal, the Adjournment Proposal was not called at the Special Meeting.

Item 7.01	Regulation FD.

On December 17, 2021, Enviva issued a press release announcing the results of the Special Meeting and expected closing date of the Conversion. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference into this Item 7.01.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being “furnished” and shall not be deemed to be “filed” by the Partnership for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release dated December 17, 2021.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIVA PARTNERS, LP

	By:	Enviva Partners GP, LLC, as its sole general partner
Date: December 17, 2021
	By:	/s/ Jason E. Paral
Jason E. Paral
Vice President, Associate General Counsel, and Secretary

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